Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Third Quarter 2024 Results
Industry Adoption of Advanced Solutions Expands
Singapore – August 7, 2024 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its third fiscal quarter ended June 29, 2024. The Company reported third quarter net revenue of $181.7 million, net income of $12.3 million, representing EPS of $0.22 per fully diluted share, and non-GAAP net income of $19.3 million, representing non-GAAP EPS of $0.35 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q3 2024	Change vs. Fiscal Q3 2023	Change vs. Fiscal Q2 2024
Net Revenue	$181.7 million	down 4.9%	up 5.6%
Gross Margin	46.6%	down 60 bps	up 3700 bps
Income from Operations	$8.3 million	up 284.4%	up 107.9%
Operating Margin	4.6%	up 700 bps	up 6570 bps
Net Income	$12.3 million	up 194.7%	up 111.9%
Net Margin	6.8%	up 460 bps	up 6650 bps
EPS – Diluted	$0.22	up 214.3%	up 112%

Quarterly Results - Non-GAAP
	Fiscal Q3 2024	Change vs. Fiscal Q3 2023	Change vs. Fiscal Q2 2024
Income from Operations	$15.9 million	down 34.6%	up 131.7%
Operating Margin	8.7%	down 400 bps	up 3790 bps
Net Income	$19.3 million	down 39.4%	down 136.3%
Net Margin	10.6%	down 610 bps	up 4150 bps
EPS – Diluted	$0.35	down 36.4%	down 136.8%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.

Fusen Chen, Kulicke & Soffa’s President and Chief Executive Officer, stated, “While the recovery remains gradual, improving utilization rates combined with continued near-term industry growth provide optimism for coordinated capacity and technology expansion across multiple end-markets. Additionally, we continue to drive industry adoption of our leading Fluxless Thermo-Compression (FTC), Vertical-Fan-Out (VFO), and High-Power-Interconnect (HPI) solutions through industry collaborations, customer development programs and recent market wins.”
K&S recently announced several milestones, which highlighted growing industry momentum for its Thermo-Compression (TCB) program, including multiple new commercial business wins, a path to TCB-enabled hybrid-bonding as well as membership in a US-based semiconductor consortium which includes access to the consortium's Union City, CA based R&D center.

Third Quarter Fiscal 2024 Financial Highlights
•Net revenue of $181.7 million.
•Gross margin of 46.6%.
•Net income of $12.3 million or $0.22 per share; non-GAAP net income of $19.3 million or $0.35 per fully diluted share.
•GAAP cash flow from operations of $26.9 million; Adjusted free cash flow of $24.2 million.
•Cash, cash equivalents, and short-term investments were $601.9 million as of June 29, 2024.
•The Company repurchased a total of 0.9 million shares of common stock at a cost of $44.0 million.

Fourth Quarter Fiscal 2024 Outlook
K&S currently expects net revenue in the fourth quarter of fiscal 2024 ending September 28, 2024 to be approximately $180 million +/- $10 million, GAAP diluted EPS to be approximately $0.22 +/- 10%, and non-GAAP diluted EPS to be approximately $0.35 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.
Earnings Conference Webcast
A webcast to discuss these results will be held on August 7, 2024, beginning at 4:30 pm EDT. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13743543.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense/benefit arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.

About Kulicke & Soffa
Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.
Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the continued review of the impact of the cancellation of Project W (the "Project") on our business, our ability to repurpose assets deployed or developed for the Project to other parts of our business, our ability to seek potential recourse, claims and remedies arising from the cancellation of the Project, disruptions, breaches or failures in our information technology systems and network infrastructures, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed on November 16, 2023, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Nine months ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net revenue	$181,650	$190,917	$524,913	$540,171
Cost of sales	96,920	100,899	343,816	277,355
Gross profit	84,730	90,018	181,097	262,816

Operating expenses:
Selling, general and administrative	37,266	34,550	112,497	108,113
Research and development	37,937	36,578	112,451	107,085
Impairment charges	—	21,535	44,472	21,535
Amortization of intangible assets	1,250	1,786	3,922	4,743
Acquisition-related costs	—	57	—	498
Restructuring	—	—	2,940	879
Total operating expenses	76,453	94,506	276,282	242,853
Income / (loss) from operations	8,277	(4,488)	(95,185)	19,963
Other income (expense):
Interest income	8,060	8,847	26,807	23,406
Interest expense	(20)	(50)	(60)	(116)
Income / (loss) before income taxes	16,317	4,309	(68,438)	43,253
Income tax expense	4,053	148	12,685	9,462
Net income / (loss)	$12,264	$4,161	$(81,123)	$33,791

Net income / (loss) per share:
Basic	$0.22	$0.07	$(1.45)	$0.60
Diluted	$0.22	$0.07	$(1.45)	$0.59

Cash dividends declared per share	$0.20	$0.19	$0.60	$0.57

Weighted average shares outstanding:
Basic	55,280	56,553	56,028	56,763
Diluted	55,724	57,519	56,028	57,684

	Three months ended		Nine months ended
Supplemental financial data:	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Depreciation and amortization	$4,944	$8,591	$19,896	$20,746
Capital expenditures	3,266	10,451	10,645	43,485
Equity-based compensation expense:
Cost of sales	315	272	1,037	903
Selling, general and administrative	4,300	3,800	14,083	12,398
Research and development	1,748	1,331	5,332	4,002
Total equity-based compensation expense	$6,363	$5,403	$20,452	$17,303

	As of
	June 29, 2024	July 1, 2023
Number of employees	2,790	3,045

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	June 29, 2024	September 30, 2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$366,917	$529,402
Short-term investments	235,000	230,000
Accounts and other receivable, net of allowance for doubtful accounts of $49 and $49, respectively	200,320	158,601
Inventories, net	175,551	217,304
Prepaid expenses and other current assets	35,300	53,751
TOTAL CURRENT ASSETS	1,013,088	1,189,058

Property, plant and equipment, net	64,536	110,051
Operating right-of-use assets	35,875	47,148
Goodwill	88,933	88,673
Intangible assets, net	25,744	29,357
Deferred tax assets	16,983	31,551
Equity investments	2,900	716
Other assets	9,156	3,223
TOTAL ASSETS	$1,257,215	$1,499,777

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	52,145	49,302
Operating lease liabilities	7,128	6,574
Accrued expenses and other current liabilities	89,979	103,005
Income taxes payable	16,725	22,670
TOTAL CURRENT LIABILITIES	165,977	181,551

Deferred tax liabilities	35,705	37,264
Income taxes payable	35,639	52,793
Operating lease liabilities	32,524	41,839
Other liabilities	13,832	11,769
TOTAL LIABILITIES	283,677	325,216

SHAREHOLDERS' EQUITY
Common stock, no par value	590,915	577,727
Treasury stock, at cost	(838,803)	(737,214)
Retained earnings	1,241,235	1,355,810
Accumulated other comprehensive loss	(19,809)	(21,762)
TOTAL SHAREHOLDERS' EQUITY	$973,538	$1,174,561

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,257,215	$1,499,777

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net cash provided by / (used in) operating activities	$26,897	$8,976	$(582)	$95,912
Net cash provided by / (used in) investing activities	36,594	24,473	(20,518)	(161,724)
Net cash used in financing activities	(55,933)	(19,447)	(141,729)	(92,358)
Effect of exchange rate changes on cash and cash equivalents	(389)	(1,298)	344	4,439
Changes in cash and cash equivalents	7,169	12,704	(162,485)	(153,731)
Cash and cash equivalents, beginning of period	359,748	389,102	529,402	555,537
Cash and cash equivalents, end of period	$366,917	$401,806	$366,917	$401,806

Short-term investments	235,000	310,000	235,000	310,000
Total cash, cash equivalents and short-term investments	$601,917	$711,806	$601,917	$711,806

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	June 29, 2024	July 1, 2023	March 30, 2024
Net revenue	$181,650	$190,917	$172,074
U.S. GAAP income from operations	8,277	(4,488)	(105,155)
U.S. GAAP operating margin	4.6%	(2.4)%	(61.1)%

Pre-tax non-GAAP items:
Amortization related to intangible assets	1,250	1,786	1,325
Restructuring and severance	—	—	2,940
Equity-based compensation	6,363	5,403	6,232
Impairment charges	—	21,535	44,472
Acquisition-related costs	—	57	—
Non-GAAP income from operations	$15,890	$24,293	$(50,186)
Non-GAAP operating margin	8.7%	12.7%	(29.2)%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	June 29, 2024	July 1, 2023	March 30, 2024
Net revenue	$181,650	$190,917	$172,074
U.S. GAAP net income / (loss)	12,264	4,161	(102,680)
U.S. GAAP net margin	6.8%	2.2%	(59.7)%

Non-GAAP adjustments:
Amortization related to intangible assets	1,250	1,786	1,325
Restructuring and severance	—	—	2,940
Equity-based compensation	6,363	5,403	6,232
Impairment charges	—	21,535	44,472
Acquisition-related costs	—	57	—
Net income tax benefit on non-GAAP items	(568)	(1,060)	(5,534)
Total non-GAAP adjustments	$7,045	$27,721	$49,435
Non-GAAP net income / (loss)	$19,309	$31,882	$(53,245)
Non-GAAP net margin	10.6%	16.7%	(30.9)%

U.S. GAAP net income / (loss) per share:
Basic	0.22	0.07	(1.83)
Diluted(a)	0.22	0.07	(1.83)

Non-GAAP adjustments per share:(b)
Basic	0.13	0.49	0.88
Diluted	0.13	0.48	0.88

Non-GAAP net income / (loss) per share:
Basic	$0.35	$0.56	$(0.95)
Diluted(c)	$0.35	$0.55	$(0.95)

Weighted average shares outstanding:
Basic	55,280	56,553	56,154
Diluted	55,724	57,519	56,154
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, acquisition and integration costs, equity-based compensation expenses, long-lived asset impairment relating to business cessation or disposal, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	June 29, 2024	July 1, 2023	March 30, 2024
U.S. GAAP net cash provided by / (used in) by operating activities	$26,897	$8,976	$(20,148)
Expenditures for property, plant and equipment	(2,683)	(10,610)	(6,571)
Proceeds from sales of property, plant and equipment	—	83	—

Non-GAAP adjusted free cash flow	24,214	(1,551)	(26,719)

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

	Fourth quarter of fiscal 2024 ending September 28, 2024
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$180 million +/- $10 million	—	$180 million +/- $10 million
Operating expenses	$76.5 million +/- 2%	$7.5 million B,C	$69.0 million +/- 2%
Diluted EPS(1)	$0.22 +/- 10%	$0.13 A, B, C,D	$0.35 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales			0.3
B. Equity-based compensation - Selling, general and administrative and Research and development			6.3
C. Amortization related to intangible assets			1.2
D. Net income tax effect of the above items			(0.6)
(1) GAAP and non-GAAP diluted EPS based on approximately 54.9 million diluted weighted average shares outstanding.
The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.